UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2018

ARYA SCIENCES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-746037	98-1436307
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

51 Astor Place, 10th Floor New York, NY	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 284-2300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 4, 2018, the Registration Statement on Form S-1 (File No. 333-227283) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of ARYA Sciences Acquisition Corp. (the “Company”) was declared effective by the Securities and Exchange Commission. On October 10, 2018, the Company consummated the IPO of 14,375,000 units (the “Units”), which includes Units issued pursuant to the exercise in full of the underwriters’ option to purchase additional Units to cover overallotments. Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $143,750,000. Further, in connection with the IPO, the Company entered into the following agreements:

●	an Underwriting Agreement, dated October 4, 2018, between the Company and Jefferies LLC, as representative of the several underwriters, which contains customary representations and warranties and indemnification of the underwriters by the Company and is attached as Exhibit 1.1 hereto; and

●	a Private Placement Warrants Purchase Agreement, dated October 4, 2018, between the Company and ARYA Sciences Holdings, which is attached as Exhibit 10.1 hereto.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 5,953,125 warrants (the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant, generating total proceeds of $5,953,125 (the “Private Placement”). The Private Placement Warrants, which were purchased by ARYA Sciences Holdings, are substantially similar to the Public Warrants, except that if held by the original holder or its permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. If the Private Placement Warrants are held by holders other than its initial holder or its permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by holders on the same basis as the Public Warrants.

Item 5.03. Amendments to Memorandum and Articles of Association.

On October 4, 2018, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement between the Company and Jefferies LLC, as representative of the several underwriters

3.1	Amended and Restated Memorandum and Articles of Association

10.1	Private Placement Warrants Purchase Agreement between the Company and ARYA Sciences Holdings

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 11, 2018

ARYA SCIENCES ACQUISITION CORP.

By:	/s/ Adam Stone
Name:	Adam Stone
Title:	Chief Executive Officer

2